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                                                                   EXHIBIT 10.11

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                           GATE STUDENT LOAN PROGRAM:
                               UMBRELLA AGREEMENT
                              (Bank of America NA)

          THIS UMBRELLA AGREEMENT (the "Agreement") is made and dated as of the 1st day of June, 1996, by and among THE NATIONAL COLLEGIATE TRUST, a Delaware business trust "NCT"), THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation ("Marblehead"), and BANK OF AMERICA NA, a national banking association having its principal office located in the State of Arizona (the "Program Lender").

                                    RECITALS

          A. NCT has established its GATE: Guaranteed Access to Education program (the "GATE Program") to assist students in financing their education at various institutions of higher education. Pursuant to the GATE Program NCT promotes the expansion of student loan lending activities by agreeing to purchase or cause to be formed one or more special purpose business trusts or other entities (each a "Purchaser Trust") to purchase promissory notes (the "Notes") evidencing student loans conforming to the GATE Program ("GATE Conforming Loans") following origination. The purchase price payable by each Purchaser Trust for a given pool of GATE Conforming Loans is funded through issuance and sale by the Purchaser Trust of certificates or other evidences of indebtedness, the repayment of which is supported by the income stream from the GATE Conforming Loans included in such pool (each such transaction, a "Securitization Transaction").

          B. NCT has requested that the Program Lender originate and make available for purchase by Purchaser Trusts from time to time GATE Conforming Loans and to serve as a primary lending institution participating in the GATE program.

          C. Marblehead acts as financial advisor for NCT in connection with the GATE Program in connection with Securitization Transactions and facilitates the marketing of the GATE Program to educational institutions- and their students.

          D. The parties desire to set forth herein certain terms and conditions affecting NCT, Marblehead and the Program Lender relating to the Program Lender's participation in the GATE Program.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                    AGREEMENT

          1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

          "AFFILIATE" shall mean as to any person any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. A person shall be deemed to control another person if the controlling person possesses directly or indirectly, the power to direct or to cause the direction of the management and policies of the other person, whether through the ownership of voting securities, by contract or otherwise.

          "BUSINESS DAY" shall mean any day other than: (a) a Saturday or Sunday, or (b) a day on which banking institutions in the Commonwealth of Massachusetts or the State of Arizona are required or authorized by law or executive- order to be closed.

          "CHANGE IN CONTROL" means:

          (a)  With respect to the Program Lender, any of the following:

               (1) The acquisition by any other entity, individual or group (within the meaning of Sections 13(d)(3) or 14(d)( 2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the common stock of the Program Lender and/or other securities which have more than fifty percent (50%) of the combined voting power of the Program Lender's securities entitled to vote in the election of directors; or

               (2) The sale of all or substantially all of the common stock or assets of the Program Lender to any other entity, individual or group; or

               (3) The reorganization, merger or consolidation of the Program Lender in which the shareholders of Program Lender immediately before such event will not immediately thereafter own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated Program Lender's voting securities.

          (b) With respect to Marblehead, if in any one transaction or a series of transactions there is a change of beneficial ownership of more than fifty percent (50%) of the common stock or other equity interests representing the right to elect directors or otherwise determine the management of the company.

          (c) A "Change in Control" shall not include any transactions with an entity which is an Affiliate immediately prior to such transaction.

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          "CO-LENDER INDEMNIFICATION AGREEMENT" shall mean a mutual
indemnification agreement between Program Lender and any other person or entity originating GATE Conforming Loans which will be pooled with GATE Conforming Loans originated by Program Lender in any Securitization Transaction, which mutual indemnification agreement shall be satisfactory in form and substance in all reasonable respects to Program Lender.

          "COMPETING LENDER" shall have the meaning given such term in Paragraph 6 below.

          "CONFIDENTIAL INFORMATION" shall have the meaning given such term in Paragraph 8(a) below.

          "CURRENTLY SCHEDULED TERMINATION DATE" shall mean December 31, 1997, as such date may be extended in writing by written agreement of NCT, Marblehead and the Program Lender, given in each party's sole and absolute discretion no later than ninety days prior to the then Currently Scheduled Maturity Date.

          "EFFECTIVE DATE" shall have the meaning given such term in Paragraph 23 below.

          "EXPECTED SECURITIZATION RESERVES" shall have the meaning given such term in Paragraph 4 below.

          "GATE CONFORMING LOANS" shall have the meaning given such term in Recital A above.

          "GATE PROGRAM" shall have the meaning given such term in Recital A above.

          "GRADS" shall mean GATE Receivables Asset-Backed Debt Securities, which are a form of debt security issued pursuant to a Securitization Transaction.

          "LENDER COMPETING PROGRAM" shall have the meaning given such term in Paragraph 6 below.

          "LOAN PACKAGING AND FUNDING AGREEMENT" shall have the meaning given such term in Paragraph 4 below.

          "MAXIMUM LENDER EXPOSURE" shall mean $22,000,000.00 or such greater amount as may be agreed to in writing by the Program Lender.

          "NOTE PURCHASE AND AGREEMENT" shall have the meaning given such term in Paragraph 23(b) below.

          "NOTES" shall have the meaning given such term in Recital A above.

          "PARTICIPATING INSTITUTION" shall mean an educational institution which has executed and delivered a Participation Agreement and with which the Program Lender has entered into a Loan Packaging and Funding Agreement.

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          "PARTICIPATION AGREEMENT" shall mean the agreement between NCT and a
Participating Institution establishing the terms of the participation of such Participating Institution in the GATE Program referred to in Paragraph 9(b) below.

          "PRE-SECURITIZATION RESERVES" shall mean with respect to any GATE Conforming Loan that amount established as such by the Program Lender in its discretion; provided, however, that Pre-Securitization Reserves shall not in any event exceed the sum of the Expected Securitization Reserves plus the Program Lender's Origination Fee therefor (as the term "Origination Fee" is defined in the Loan Packaging and Funding Agreement).

          "PROGRAM LENDER EXCLUSIVE STATES" shall mean the States of Alaska, Arizona, California, Hawaii, Idaho, Illinois, Nevada, New Mexico, Oregon, Texas and Washington.

          "PROGRAM MANUAL" shall mean a detailed manual setting forth the terms, conditions, eligibility, policies and procedures for the GATE Program as the same may be amended from time to time as provided in Paragraph 9 below.

          "PROPRIETARY INFORMATION" shall have the meaning given such term in Paragraph 8(b) below.

          "PURCHASER TRUST" shall have the meaning given such term in Recital A above.

          "SECURITIZATION TRANSACTION" shall have the meaning given such term in Recital A above.

          "TERMINATION DATE" shall mean the earliest to occur of:

          (a)  The Currently Scheduled Termination Date;

          (b) The ninetieth day following delivery by the Program Lender of written notice, given in the Program Lender's sole and absolute discretion, of the Program Lender's election to terminate this Agreement; provided, however, that such notice may be given no earlier than January 1, 1998;

          (c) The date of delivery by NCT, on the one hand, or the Program Lender, on the other hand, of written notice that the other party has failed to consummate a Securitization Transaction pursuant to the Note Purchase Agreement notwithstanding that all conditions precedent to such party's obligation to do so set forth in the Note Purchase Agreement have been satisfied;

          (d) The date of delivery by NCT and Marblehead, on the one hand, or the Program Leader, on the other hand, of written notice stating that such party or parties has or have determined, in its or their reasonable business judgment and following consultation with the nonterminating party or parties and such advisors, underwriters and other persons and entities as the non-terminating party or parties may reasonably suggest, that there has occurred a material

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adverse change in the condition of the non-terminating party or parties
(financial or otherwise) which is likely to hinder or prevent such party or parties from performing its or their respective obligations hereunder and otherwise in connection with the GATE Program;

          (e) The thirtieth day following the date of delivery by NCT and Marblehead, on the one hand, and the Program Lender, on the other hand, of written notice that another party has materially breached this Agreement, unless such party cures such breach on or before such thirtieth day, it being expressly understood and agreed that the failure to make any payment required hereunder shall constitute a material breach;

          (f) Any party hereto shall file any proceeding under the U.S. Bankruptcy Code or similar state insolvency act, or shall be the subject of any involuntary bankruptcy proceeding, which proceeding is not dismissed within sixty (60) days after the filing thereof;

          (g) The date of delivery by Marblehead or the Program Lender of written notice that there has occurred a Change in Control of the party receiving such notice and that the party giving notice, in its sole and absolute discretion, has elected to terminate this Agreement;

          (h) The date as of which the Program Lender has elected to cease to participate in the GATE Program in all Program Lender Exclusive States as permitted under Paragraph 2 below; and

          (i) The date of delivery by the Program Lender of written notice that it has originated and held for more than sixty (60) days GATE Conforming Loans with Participating Institutions with an original principal balance in the aggregate in excess of the Maximum Lender Exposure as to which there has not been consummated a Securitization Transaction.

          2. TERM OF AGREEMENT; POST-TERMINATION DATE TRANSACTIONS. This Agreement shall be effective from the Effective Date to but not including the Termination Date; provided, however, that in the event of the initiation of a proceeding challenging the legality of the GATE Program and/or the Notes which the Program Lender reasonably believes is likely to be adversely determined or in the event of a change or imminent change in law or regulation or in the interpretation thereof which the Program Lender reasonably believes is likely to result in the initiation of such a proceeding, the Program Lender may, after consultation with Marblehead and consideration of alternative actions which would negate the likelihood that such a proceeding would be initiated or, if initiated, would be likely to be adversely determined, elect to cease to participate in the GATE Program in such of the Program Lender Exclusive States as may be affected thereby. In the event the Termination Date shall occur during a Pool Open Period or during the [**] period following the Pool Closing Date of such Pool Open Period (as those terms are defined in the Note Purchase Agreement), upon the written request of NCT the Program Lender shall sell and assign to NCT or a Purchaser Trust all GATE Conforming Loans originated by the Program Lender during such Pool Open Period to and including such Termination Date for the Minimum Purchase Price (as defined in the Note Purchase Agreement); provided, however, that: (a) in the event the Termination Date shall have occurred at the election of the Program Lender pursuant subparagraphs (c), (e) or (h) of the definition of the term "Termination

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Date" or pursuant to subparagraph (f) of the definition of the term "Termination
Date," such sale shall be without recourse to or representation or warranty, express or implied, by the Program Lender, (b) the conditions precedent to the Program Lender's obligation to sell GATE Conforming Loans to NCT or a Purchaser Trust set forth in subsections (2), (4), (5), (6), (7) and (8) of Section 3. 0 1
(c) of the Note Purchase Agreement, which are incorporated herein by this reference, shall have been met to the satisfaction of the Program Lender, (c) Marblehead, NCT, all Purchaser Trusts to whom the Program Lender has sold GATE Conforming Loans and the purchasing Purchaser Trust shall be in compliance with all terms and conditions set forth in Paragraph 11 below, and (d) such sale transaction shall be consummated no later than the last day of the [**] post-Pool Closing Date period.

          3. IDENTIFICATION AND APPROVAL OF PARTICIPATING INSTITUTIONS. From time to time following the Effective Date, (a) NCT and Marblehead, acting through Marblehead, may request the Program Lender to originate GATE Conforming Loans to students enrolled at a specified educational institution, or (b) the Program Lender may request NCT and Marblehead to agree that a specified educational institution may be included in the GATE Program, by providing to the other party or parties a written request therefor. NCT and Marblehead shall, in any event, request the Program Lender to originate GATE Conforming Loans at educational institutions located in the Program Lender Exclusive States prior to making such a request of any Competing Lender. The party or parties to whom such request is presented shall notify the requesting party in writing no later than thirty (30) days after the receipt of such request as to whether, applying such criteria as it deems appropriate, the proposed educational institution is deemed acceptable; provided, however, that the failure of a party to provide such written notice of acceptance shall be automatically deemed to be a rejection of the proposed educational institution. Subject to confidentiality, privacy and similar considerations, any party rejecting a proposed institution shall, upon the request of another party, communicate its reasons for such rejection, including whether it believes the proposed institution is qualified under the Program Manual. By proposing an educational institution for inclusion in the GATE Program, NCT and Marblehead shall be deemed to represent and warrant that such educational institution is eligible for participation in the GATE Program pursuant to the Program Manual. The institutions listed on Exhibit A attached hereto have been previously approved by NCT and Marblehead and are hereby deemed acceptable by Program Lender.

          4. LOAN PACKAGING AND FUNDING AGREEMENTS. In the event that an educational institution is approved for inclusion in the GATE Program, the Program Lender will enter into with such educational institution a loan packaging and funding agreement in the form of that attached hereto as Exhibit B (a "Loan Packaging and Funding Agreement") establishing certain procedures, terms and conditions of the origination of GATE Conforming Loans to be made to students enrolled at such educational institution.' Such Loan Packaging and Funding Agreement provides for the reserving of certain loan proceeds as set forth more particularly in the form Loan Packaging and Funding Agreement attached hereto. The Program Lender will consult with Marblehead as to the appropriate level of such reserves. Marblehead will base its recommendations upon its reasonable estimate of (a) the expenses which would be incurred in a Securitization Transaction and (b) the reserves which would be required by Standard & Poor's Corporation and/or Moody's Investors Service (the "Rating Agencies") if loans to students at the

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Participating Institution in question were to be included as collateral for a
GRADS" bond issue having a "AA" or "Aa" rating from such rating agency (collectively, the "Expected Securitization Reserves"). Marblehead's estimates of such Rating Agency reserve requirements shall be not less than the reserves most recently estimated by the Rating Agencies in consultation with Marblehead Program Lender shall have the right to confirm Rating Agency estimates by direct consultation with the Rating Agencies prior to establishing loan program reserve levels. The amount which will be funded to the Participating Institutions with respect to each GATE Conforming Loan will be seventy five percent (75%) of the difference between the face amount of the related Note and Pre-Securitization Reserves therefor. It is expressly agreed and understood by NCT and Marblehead that the terms and conditions of each Loan Packaging and Funding Agreement, including the establishment of required reserves, must be acceptable to the Program Lender in its sole and absolute discretion; provided, however, that in no event will the Program Lender enter into Loan Packaging and Funding Agreement in any form other than that the form of the Loan Packaging and Funding Agreement attached hereto as Exhibit B without the prior written consent of NCT and Marblehead, which consent shall not be unreasonably withheld. It is expressly acknowledged and agreed by NCT and Marblehead that the Program Lender shall have the right to refuse to consider additional applications for GATE Conforming Loans from any Participating Institution and to notify Participating Institutions -that it has suspended its participation in the GATE Program as to the origination of additional GATE Conforming Loans in the event that, but for the passage of sixty (60) days, there would exist a Termination Event under subparagraph (i) of the definition of such term.

          5. JOINT MARKETING EFFORTS. NCT, Marblehead and the Program Lender shall cooperate to develop marketing materials for distribution to potential Participating Institutions and borrowers relating to the GATE Program. Subject to the confidentiality provisions of Paragraph 8 below and the provisions of Paragraph 11 (c) below, each party hereto agrees to provide such information as may be reasonably required by the other parties in connection therewith; provided, however, that no party shall distribute any written material, whether relating to the GATE Program or otherwise, which contains the name or information concerning or provided by any other party without the prior written consent of such other party other than written communications utilizing the name or information concerning such other party in a manner consistent with the Program Manual and marketing materials previously approved by such party as provided hereunder. During the term of this Agreement, Marblehead shall grant to the Program Lender a nonexclusive license to use any and all trademarks and tradenames associated with the GATE Program pursuant to a license agreement in the form of that attached hereto as Exhibit C and the Program Lender shall grant to Marblehead a nonexclusive license to use the Program Lender's name and logo pursuant to a license agreement in the form of that attached hereto as Exhibit D.

          6. EXCLUSIVITY; NONCOMPETITION. Subject to the proviso set forth below, neither NCT nor Marblehead will enter into any agreement with any other financial institution or other regulated or nonregulated lender (a "Competing Leader") in the nature of this Agreement or otherwise in contemplation of the participation of such Competing Lender in the GATE Program without the prior written consent of the Program Lender, given in the Program Lender's sole and absolute discretion, provided however that: (a) in the event NCT or Marblehead propose an

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educational institution for inclusion in the GATE Program pursuant. to Paragraph
2 above and the Program Lender elects not to enter into a Loan Packaging and Funding Agreement with such educational institution, then, so long as such educational institution is eligible for inclusion in the GATE Program pursuant to the Program Manual, NCT and Marblehead may enter into such contractual arrangements with such educational institution and a Competing Lender for the origination of GATE Conforming Loans as they may elect and (b) NCT and Marblehead may enter into agreements with a Competing Lender without regard to this Paragraph 6 with respect to students at educational institutions located in any state or territory of the United States except the Program Lender Exclusive States. Upon the occurrence of the Termination Date: (1) if the termination occurred pursuant to the provisions of subparagraphs (a) or (b) of the definition of "Termination Date" or the election of NCT and Marblehead to terminate this Agreement pursuant to subparagraphs (c),'(d), (e), (f) or (g) of the definition of "Termination Date," neither the Program Lender nor Bank of America National Trust and Savings Association shall originate student loans in connection with any student loan program in the nature of the GATE Program or otherwise combining the principal elements of the GATE Program consisting of establishing loan proceeds reserves in lieu of relying on governmental or quasi-governmental credit support for the loans and periodically securitizing pools of such student loans (a "Lender Competing Program") with any educational institution that was, at any time during the term of this Agreement, a Participating Institution for period of twelve (12) months following such Termination Date, and (2) if the Termination Date occurred for any other reason, there shall be no restriction on the right of the Program Lender to enter into Lender Competing Programs at any time, including, without limitation, Lender Competing Programs with Participating Institutions. During the term of this Agreement the Program Lender will not originate student loans in connection with any Lender Competing Program except pursuant to the GATE Program and this Agreement.

          7. OTHER BUSINESS. Except to the extent expressly provided in Paragraph 6 above, nothing contained herein, in any Loan Packaging and Funding Agreement or in any other document, instrument or agreement executed in connection with the GATE Program shall in any manner or to any extent affect the right of the Program Lender to engage in business with, including, without limitation, offering credit products to, the Participating Institutions, borrowers under GATE Conforming Loans originated by the Program Lender or any other Person; provided however that the Program Lender shall protect Proprietary Information from unnecessary disclosure.

          8.   CONFIDENTIAL INFORMATION; PROPRIETARY INFORMATION.

          (a) All information of any kind and description relating to borrowers under GATE Conforming Loans originated by the Program Lender (and rejected applicants for such Loans), the Notes originated by the Program Lender, the Program Lender's loan processing operations or any other information that has been or will be made available by the Program Lender or any of its Affiliates to NCT and/or Marblehead or has otherwise been obtained by NCT and/or Marblehead from the Program Lender or any of its Affiliates (other than as expressly excluded from such information as provided below, "Confidential Information") is made available by the Program Lender and accepted by NCT and/or Marblehead, as applicable, with

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the understanding and agreement that such Confidential Information is property valuable to the Program Lender which has been developed through the expenditure of substantial time and money and that the Program Lender desires to retain it in confidence and withhold its availability to others. "Confidential Information" shall not include (a) information that has become generally available to the public other than as a result of a disclosure by or through NCT, Marblehead or their respective officers, employees, agents or other representatives, (b) information that was available to such persons on a nonconfidential basis prior to its disclosure to NCT and/or Marblehead, and (c) information that becomes available to NCT and/or Marblehead from a source not subject, to the best knowledge of NCT and Marblehead after due inquiry, to any prohibition against disclosing the information to NCT or Marblehead, including, without limitation, information obtained from any purchase of the Notes in any Securitization Transaction or otherwise relating to any GATE Conforming Loan sold by the Program Lender in any Securitization Transaction, information received from or relating to any Participating Institution and information received from or relating to the activities of third parties, other than the Program Lender, retained by NCT or Marblehead in connection with the administration or marketing of the GATE Program. Each of NCT and Marblehead agree that except as required by law and except as is reasonably necessary in connection with any Securitization Transaction any and all Confidential Information and any information or knowledge which may be imparted through receipt or examination of Confidential Information will not be copied or communicated to any third party or used by NCT or Marblehead or any of their respective officers, employees, agents or other representatives without the express prior written consent of the Program Lender. Each of NCT and Marblehead will take reasonable precautions to prevent any unauthorized disclosure of Confidential Information. Each of NCT and Marblehead agree to return or destroy all written and other tangible Confidential Information, including all extracts and copies thereof, immediately upon request. Except as expressly contemplated by the marketing programs referred to in Paragraph 5 above and incidental communications regarding the GATE Program initiated by borrowers in the course of which such borrowers are referred to the Program Lender, until a Gate Conforming Loan is sold by the Program Lender, in connection with a Securitization Transaction or otherwise, neither NCT nor Marblehead nor any of their respective Affiliates shall enter into any communication with the borrower thereunder. Except as expressly provided in the immediately preceding sentence, the obligations of NCT and Marblehead set forth in this Paragraph 8(a) shall survive the Termination Date.

          (b) All information relating to the GATE Program that has been or will be made available to the Program Lender or any of its Affiliates by NCT and/or Marblehead or has otherwise been obtained by the Program Lender or any of its Affiliates from NCT and/or Marblehead (other than such information which constitutes Confidential Information or other than as expressly excluded from such information as provided below, "Proprietary Information") is made available by NCT and/or Marblehead and accepted by the Program Lender with the understanding and agreement that such Proprietary Information is property valuable to NCT/Marblehead which has been developed through the expenditure of substantial time and money and that NCT/Marblehead desire to retain it in confidence and not to permit its commercial use by others. "Proprietary Information" shall not include: (a) information that has become generally available to the public other than as a result of a disclosure by or through the Program Lender, (b) information derived by Program Lender from sources other than activities

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under or related to this Agreement, (c) information required by law to be disclosed (but only to the extent such disclosure is legally required), and (d) reporting of loan information to credit bureaus in the ordinary course of business. Program Lender will take reasonable precautions to prevent any unauthorized commercial use of Proprietary Information. The obligations of this Paragraph 8(b) shall survive the Termination Date.

          9. PROGRAM MANUAL; PARTICIPATION AGREEMENT. Marblehead shall draft and deliver to the Program Lender for review and approval prior to the Effective
Date:

          (a) The Program Manual, which Program Manual may not be modified in any Lender-related manner during the term of this Agreement without the prior written consent of the Program Lender, which consent shall not be unreasonably withheld. Lender-related modifications to the Program Manual shall mean any change to GATE loan terms, borrower eligibility, or any other change that would affect Program Lender's rights, obligations, responsibilities, or costs; and

          (b) The form Participation Agreement, which form Participation Agreement shall be substantially in the form of Exhibit E attached hereto, may not be modified in any manner during the term of this Agreement without the prior written consent of Program Lender, which consent shall not be unreasonably withheld.

          10. MARBLEHEAD EFFORTS; PAYMENTS OF FEE. Marblehead agrees to use its best efforts to continue to market the GATE Program and to assist NCT in arranging Securitization Transactions. In consideration of Marblehead having introduced the Program Lender, to the GATE Program, and in consideration of Marblehead's continued efforts to market the GATE Program, the Program Lender hereby agrees to pay to Marblehead on each Purchase Date (as defined in the Master Purchase and Securitization Agreement) a fee, computed based upon the number of Notes sold by the Program Lender to the Purchaser Trust thereunder on such Purchase Date, multiplied by [**] Dollars ($[**]). Nothing contained in this Agreement shall restrict Marblehead's right to separately negotiate with NCT (or other parties to a Securitization Transaction) fees for its services as investment advisor, financial advisor or otherwise, but in no event shall the Program Lender have any obligation with respect thereto.

          11. SECURITIZATION PROVISIONS. Each of NCT (for itself and each Purchaser Trust) and Marblehead agree that:

          (a) The Offering Materials relating to each Securitization Transaction will contain a statement to the effect that: (1) the certificates being offered thereunder do not represent an interest in, or obligation of, the Program Lender or its parent, BankAmerica Corporation, (2) no purchaser of such certificates shall have any recourse to the Program Lender or BankAmerica Corporation, (3) neither the certificates nor the notes evidencing GATE Conforming Loans supporting such certificates are insured or guaranteed by the Federal Deposit Insurance Corporation or, at the request of or for the account of the Program Lender or BankAmerica Corporation by any other governmental agency, and (4) the underwriting criteria employed by the Program Lender in originating the GATE Conforming Loans are different from those utilized by the Program Lender and its Affiliates in originating student loans under other existing student

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loan programs and that such differences include, without limitation, the fact that GATE Conforming Loan underwriting standards are not intended to analyze in detail the ability of individual borrowers to repay their GATE Loans;

          (b) NCT shall or shall cause the applicable Purchaser Trust to perform the acts and assume the duties of depositor and manager pursuant to the provisions of the trust or other agreement or instrument under which the certificates or other evidences of indebtedness will be issued in any Securitization Transaction. Under no circumstances shall Program Lender be obligated to perform any such duties. Neither Program Lender nor any of its directors or other representatives shall execute any registration statement filed with the Securities and Exchange Commission in connection with any Securitization Transaction;

          (c) The certificates or other evidences of indebtedness to be issued by NCT and/or any Purchaser Trusts in Securitization Transactions shall be issued and sold by NCT and/or such Purchaser Trusts, with or without the assistance of NCT and/or Marblehead, but in any event without any participation whatsoever on the part of Program Lender except as expressly provided in subparagraph (2) below. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by NCT and Marblehead that Program Lender shall not (1) attend any "road shows" or meetings with investors or prospective investors, (2) prepare, assist in preparing or review any written or oral materials or prospectuses to be provided to investors or potential investors or to be filed with the Securities and Exchange Commission, any state securities commission, any stock exchange or NASDAQ other than excerpts from such documents describing the Program Lender and its procedures drafted expressly for inclusion in such documents, or (3) otherwise be responsible in any way for soliciting, or assisting Marblehead, NCT or any Purchaser Trust in soliciting, the purchases of certificates or other evidences of indebtedness to be issued in any Securitization Transaction;

          (d) NCT shall file or shall cause the applicable Purchaser Trust to file any registration statement and periodic reports required to be filed under the Securities Exchange Act of 1934;

          (e) Without the prior written consent of Program Lender, which consent shall not be unreasonably withheld, GATE Conforming Loans originated by any person or entity other than Program Lender will not be included in any Securitization Transaction and by proposing that such GATE Conforming Loans be included in any Securitization Transaction which will include GATE Conforming Loans originated by Program Lender, Marblehead, NCT and the applicable Purchaser Trust shall be deemed to have represented and warranted that such other GATE Conforming Loans were originated under Program Manuals substantively identical to the Program Manual under which GATE Conforming Loans are originated by the Program Lender- provided; however, that the consent of the Program Lender referred to above shall not be required as a condition of the inclusion of GATE Conforming Loans originated by the First National Bank of Boston in any Securitization Transaction as long as the First National Bank of Boston shall have executed and delivered to Program Lender a Co-Lender Indemnification Agreement (it being expressly agreed and understood by NCT and Marblehead that the execution and delivery to Program Lender of a Co-Lender Indemnification Agreement by other participating "Program Lenders" in any Securitization Transaction shall be a condition precedent to any agreement of Program Lender to permit the pooling of GATE Conforming Loans originated by such other person or entity with GATE Conforming Loans originated by Program Lender in a Securitization Transaction);

          (f) All solicitations of prospective Participating Institutions shall be conducted in such a manner as to avoid any public or general solicitation or advertising of the purchase or sale of beneficial interests in any Purchaser Trust.

          12. NO ASSIGNMENT. No party may assign its rights or obligations under this Agreement without the prior written consent of the parties hereto; provided, however that Program Lender may assign its rights hereunder to an Affiliate that is a national banking association having the legal power and right under applicable law (including, without limitation, the usury laws of the State where it is located) to make GATE Conforming Loans. Program Lender shall bear all costs arising out of such assignment, including, without limitation, any costs for legal advice relating to loan compliance and documentation. Marblehead may, on a one time basis and provided that such assignment does not constitute a Change of Control, assign its rights hereunder to a corporation that succeeds to substantially all the business of Marblehead as now conducted. Any assignment in violation hereof shall be automatically null and void.

          13. AMENDMENT. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

          14. NO WAIVER. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

          15. ENTIRE AGREEMENT. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof

          16. NOTICES. All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid, or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth beneath its signature below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received.

          17. ATTORNEYS' FEES. In the event of a lawsuit or arbitration proceeding wising out of or relating to this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys, fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

          18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

          19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

          20. NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the parties, and their permitted successors and assigns, and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

          21. CONSENT TO JURISDICTION. SUBJECT TO PARAGRAPH 22 BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ARIZONA OR OF THE UNITED STATES FOR THE [DISTRICT OF ARIZONA], AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

          22.  MANDATORY ARBITRATION REFERENCE.

          (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding the choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b) No provision of this paragraph shall limit the right of any party to exercise self-help remedies such as setoff, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference.

          23. EFFECTIVE DATE. This Agreement shall be effective upon the date (the "Effective Date") as of which:

          (a) Each of the parties hereto shall have executed and delivered to the others a Counterpart of this Agreement;

          (b) Each of the Program Lender and NCT shall have executed and delivered to the other an agreement in the form of that attached hereto as Exhibit F (the "Note Purchase Agreement");

          (c) The Program Lender shall have reviewed and approved in writing the final form of Program Manual;

          (d) The Program Lender shall have received an opinion, in form and substance and issued by counsel satisfactory to the Program Lender (at no cost or expense to NCT or Marblehead), in each State in which the Initial Participating Institutions are located covering such matters as the Program Lender shall have requested;

          (e) The Program Lender shall have received the opinions of Thacher, Proffitt & Wood in the forms of those attached hereto as Exhibit and Exhibit H; and

          (f) The First National Bank of Boston and Program Lender shall have approved the form of Co-Lender Indemnification Agreement.

          If the Effective Date shall not have occurred on or before August 1, 1996, then this Agreement shall, at the option of any party as evidenced by written notice to such effect given to the other parties as provided herein, terminate and be of no further force or effect; provided, however, that the failure of the condition precedent to the Effective Date set forth in subparagraph (d) above as to one Program Lender Exclusive State shall not affect the Effective Date from occurring with respect to those Program Lender Exclusive States as to which such condition precedent is met.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                 THE NATIONAL COLLEGIATE TRUST,
                                 a Delaware business trust

                                 By: Delaware Trust Company, not in its
                                 individual capacity but solely in its capacity as Trustee

                                 By:   /s/Richard N. Smith
                                    --------------------------------------------
                                 Name:    Richard N. Smith
                                      ------------------------------------------
                                 Title:   Vice President
                                       -----------------------------------------

                                 Address: 237 Park Avenue
                                          21st Floor
                                          New York, NY 10017

                                 THE FIRST MARBLEHEAD
                                 CORPORATION, a Delaware corporation


                                 By:    /s/Daniel Meyers
                                    --------------------------------------------
                                 Name:     Daniel Meyers
                                      ------------------------------------------
                                 Title:    Chairman
                                       -----------------------------------------

                                 Address: 7 Tuckers Wharf
                                          Marblehead, MA 01945

                                 BANK OF AMERICA NA

                                 By: /s/Stephen Galasso
                                    --------------------------------------------
                                 Name:  Stephen Galasso
                                      ------------------------------------------
                                 Title: President and CEO
                                       -----------------------------------------

                                 Address: Bank of America NA
                                          1825 East Buckeye Road
                                          Phoenix, Arizona 85034

                                 By: Margarte A. Sprude
                                     -------------------------------------------
                                     Senior Vice President and CEO
                                     -------------------------------------------

                                TABLE OF EXHIBITS

NOTE: First Marblehead Corporation is not a party to the following exhibits.
      Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.

EXHIBIT A          LIST OF APPROVED PARTICIPATING INSTITUTIONS
                   (AS OF June 1, 1996)

EXHIBIT B          FORM OF LOAN PACKAGING AND FUNDING AGREEMENT

EXHIBIT C          FORM OF LICENSE AGREEMENT

EXHIBIT D          FORM OF LICENSE AGREEMENT

EXHIBIT E          FORM OF PARTICIPATION AGREEMENT

EXHIBIT F          FORM OF NOTE PURCHASE AGREEMENT

EXHIBIT G          FORM OF OPINION (Re Disclosure Document)

EXHIBIT H          FORM OF OPINION (Re Interests in Purchaser Trusts)

                              FIRST AMENDMENT TO
                              UMBRELLA AGREEMENT
                               (Bank of America)


     This First Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement by and among The National Collegiate Trust, a Delaware business trust ("NCT"), The First Marblehead Corporation, a Delaware corporation ("Marblehead"), and Bank of America NA, a national banking association having its principal office located in the State of Arizona ("Program Lender"), dated as of June 1, 1996 (the "Agreement"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Agreement.

A.   AMENDED AND ADDITIONAL DEFINITIONS.

     1. The "Currently Scheduled Termination Date" is amended by removing the date "December 31, 1997" and replacing it with the date "December 31, 1998."

     2. Section (b) of the definition "Termination Date" is removed and replaced with the following language:

         "(b) The 120th day following delivery by Program Lender to Marblehead or by Marblehead to Program Lender of written notice, given in either party's sole and absolute discretion, of such party's election to terminate this Agreement; PROVIDED, HOWEVER, that such notice may be given no earlier than January 1, 1998;"

B.   AMENDMENTS TO OPERATIVE PROVISIONS OF AGREEMENT.

     1. The 7th full sentence of Section 4 is removed and replaced with the following:

               "The amount which will be funded to the Participating Institutions with respect to each GATE Conforming Loan will be as set forth in the Loan Packaging and Funding Agreement attached hereto as Exhibit B.

     2. Section 6(c) is added to the first sentence of paragraph 6 of the Agreement as follows:

                "(c) In the event that a Participating Institution or proposed Participating Institution specifically elects in writing to designate BankBoston, National Association ("BKB") as program lender with respect to loans made to students at such institution, then the restrictions of the first sentence of this paragraph 6 shall not apply with respect to agreements entered into by NCT and/or Marblehead with BKB regarding loans to students at such institution; PROVIDED, FURTHER: (I) that Marblehead shall include in any Competing Lender agreement a similar clause permitting Participating Institutions or Proposed Participating Institutions located in any of the 50 states to designate Bank of America NA as Program Lender and (II) that NCT, Marblehead and Program Lender shall use their best efforts to cause their respective employees to present alternative Program Lender arrangements to prospective participating institutions in a professional manner and to avoid unfair or deceptive competition in communications with such institutions, and
         (III) Marblehead shall include a clause similar to the foregoing paragraph (II) in any Competing Lender agreement."

     3.  The following sentence is added at the end of paragraph 6:

               "The term 'Lender Competing Program' shall not include, and restrictions in this section regarding NCT or Marblehead making agreements with a Competing Lender shall not apply to, programs that involve parents or guardians as principal obligors, where such obligors are required to qualify for education loans pursuant to a substantial creditworthiness examination, even if the other features of a 'GATE Program,' such as the lack of a governmental guarantee and the existence of reserves are found in such a program. Specifically, but not by way of limitation, this Agreement does not apply to the so-called prepGATE and familyGATE programs, which may be covered by a separate agreement or agreements between Program Lender and the other parties hereto."

     4.  The form of Loan Packaging and Funding Agreement attached as
         Exhibit B to the Agreement, together with the Program Manual attached thereto, are replaced in their entirety with Exhibit B attached hereto.

     5. In all other respects, the Umbrella Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their duly authorized officers as of this       day of
        , 1997.

WITNESS:                                       BANK OF AMERICA NA

                                              By:  /s/ Carolyn R. Morehead
---------------------------                      ---------------------------
                                              Its: VICE PRESIDENT


                                              BANK OF AMERICA NA

                                              By:  /s/ [ILLEGIBLE]
---------------------------                      ---------------------------
                                              Its: VICE PRESIDENT


                                              THE FIRST MARBLEHEAD CORPORATION

  /s/ Patricia O'Neil                         By:  /s/ Daniel Meyers
---------------------------                      ---------------------------
                                              Its: CHAIRMAN


                                              THE NATIONAL COLLEGIATE TRUST

  /s/ Patricia O'Neil                         By:  /s/ Daniel Meyers
---------------------------                      ---------------------------
                                              Its: DANIEL MEYERS
                                                   CHAIRMAN
                                                   THE FIRST MARBLEHEAD
                                                   CORPORATION ON BEHALF OF
                                                   NCT

                                                              TABLE OF EXHIBITS

Note: First Marblehead Corporation is not a party to Exhibit B. Pursuant to
      Item 601 of Regulation S-K, this exhibit is not being filed herewith.

Exhibit B -- Loan Packaging and Funding Agreement

                            SECOND AMENDMENT TO
                            UMBRELLA AGREEMENT
                             (Bank of America)


     This Second Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement by and among The National Collegiate Trust, a Delaware business trust ("NCT"), The First Marblehead Corporation, a Delaware corporation ("Marblehead"), and Bank of America NA, a national banking association having its principal office located in the State of Arizona ("Program Lender"), dated as of June 1, 1996, as the same has heretofore been amended from time to time (the "Agreement"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Agreement.

A.   AMENDED DEFINITION.

     1. The "Currently Scheduled Termination Date" is amended by removing the date "December 31, 1998" and replacing it with the date "December 31, 1999."

B.   AMENDMENTS TO OPERATIVE PROVISIONS OF AGREEMENT.

     1. The forms of Loan Packaging and Funding Agreement attached as Exhibit B to the Agreement, together with the Program Manual attached thereto, are replaced in their entirety with Exhibit B attached hereto.

     2. In all other respects, the Umbrella Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of this 30 day of December, 1998.

WITNESS:                               BANK OF AMERICA NA

/s/ [Illegible]                        By:   /s/ Kathy Cannon
----------------------                     ------------------------
                                       Its:  SENIOR VICE PRESIDENT

----------------------                 THE FIRST MARBLEHEAD CORPORATION

/s/ [Illegible]                        By:   /s/ Daniel Meyers
----------------------                     -------------------------
                                       Its:

                                       THE NATIONAL COLLEGIATE TRUST

                                       By:  /s/ Daniel Meyers
---------------------                     ---------------------------
                                       Its:  AGENT

Attachments:
Program Manual as Revised through 07/02/98 (including Stanford)
Loan Packaging and Funding Agreement Revised through 9-18-98

                                                              TABLE OF EXHIBITS

Note: First Marblehead Corporation is not a party to Exhibit B. Pursuant to
      Item 601 of Regulation S-K, this exhibit is not being filed herewith.

Exhibit B--FORM OF LOAN PACKAGING AND FUNDING AGREEMENT

THE NATIONAL COLLEGIATE TRUST GUARANTEED ACCESS TO EDUCATION ("GATE") PROGRAM MANUAL

[THE FIRST MARBLEHEAD CORPORATION LOGO]

                              THIRD AMENDMENT TO
                              UMBRELLA AGREEMENT
                               (Bank of America)

     This Third Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement by and among The National Collegiate Trust, a Delaware business trust ("NCT"), The First Marblehead Corporation, a Delaware corporation ("Marblehead"), and Bank of America NA, a national banking association ("Program Lender"), dated as of June 1, 1996, as the same has heretofore been amended and assigned to Program Lender (the "Agreement"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Agreement.

A.   AMENDED DEFINITION.

     1. The "Currently Scheduled Termination Date" is amended by removing the date "December 31, 1999" and replacing it with the date "December 31, 2000."

B.   AMENDMENTS TO OPERATIVE PROVISIONS OF AGREEMENT.

     1. The first clause of Section 6(c), as added by the First Amendment to Umbrella Agreement, is further amended to read:

         "(c) In the event that a Participating Institution or proposed Participating Institution specifically elects in writing to designate a an affiliate of FleetBoston Financial Corp. as program lender with respect to loans made to students at such institution...."

         The purpose of this amendment is to reflect the fact that the Competing Lender originally named in this clause (The First National Bank of Boston) has changed corporate identity and continues to change corporate identity, but will, in any event remain an affiliate of the newly merged holding company named in this amendment.

     2. In all other respects, the Umbrella Agreement is hereby ratified and confirmed and shall remain in full force and effect.

         [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their duly authorized officers as of this      day of
         , 1999.

WITNESS:                                      BANK OF AMERICA NA

                                              By:  /s/ Kathy Cannon
---------------------------                      ---------------------------
                                              Its:  SVP


                                              THE FIRST MARBLEHEAD
                                              CORPORATION

 /s/ John Niles                               By:  /s/ Daniel Meyers
---------------------------                      ---------------------------
                                              Its: CEO


                                              THE NATIONAL COLLEGIATE
                                              TRUST

 /s/ John Niles                               By:  /s/ Daniel Meyers
---------------------------                      ---------------------------
                                              Its: CHAIRMAN

                                                                       03/22/00
                                                                      EXECUTION

                              FOURTH AMENDMENT TO
                              UMBRELLA AGREEMENT
                               (Bank of America)

     This Fourth Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement dated as of June 1, 1996, as amended (the "Umbrella Agreement"), the parties to which are currently and Bank of America NA, a national banking association having an office located in the State of California (the "Program Lender"), The National Collegiate Trust, a Delaware business trust ("NCT"), and The First Marblehead Corporation, a Delaware corporation ("Marblehead"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Umbrella Agreement, as amended. This Amendment is dated as of February 1, 2000.

                                   RECITALS:

     A. Bank of America NA, a national bank located in Arizona ("BANA") entered into the Umbrella Agreement on June 1, 1996; and

     B. The Umbrella Agreement was amended by the First Amendment dated December 1997, a Second Amendment dated December 30, 1998, and a Third Amendment dated December 1999; and

     C. The rights and obligations of BANA were assigned to Bank of America National Trust and Savings Association ("BANTSA") by Assignment Agreement dated as of March 22, 1999, and BANTSA assumed and agreed to perform the obligations of BANA; and

     D. BANTSA subsequently merged with another financial institution, the resulting entity being known as Bank of America NA; and

     E. Program Lender, Marblehead, and NCT have agreed that Program lender should become the exclusive Program Lender for GATE Conforming Loans; and

     F. In order to effectuate the foregoing, certain amendments to the Umbrella Agreement are necessary and certain transition agreements between Program Lender and Participating Institutions to begin service for Participating Institutions presently doing business with BankBoston, N.A. are all required.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     I. DEFINITIONS. Capitalized terms used herein without definition shall have the meaning set forth in the Umbrella Agreement, as amended.

     "BKB Umbrella Agreement" means that certain Umbrella Agreement by and among The First National Bank of Boston, Marblehead and NCT dated as of August 31, 1995.

     "Effective Date" means March 3, 2000.

     "Loan Effective Date" means the date specified in a notice from Marblehead to Program Lender, which date shall be not more than 120 days after the Effective Date on which date Program Lender shall become the exclusive Program Lender. The Loan Effective Date is currently scheduled for April 3, 2000.

     II.    AMENDMENTS TO UMBRELLA AGREEMENT.

     2.01. The definition of "Business Day" is amended by deleting all references to the "Commonwealth of Massachusetts" or the "State of Arizona" and inserting in their stead the words "State of California."

     2.02.  The definition of "Maximum Lender Exposure" is deleted.

     2.03. The definition of "Program Lender Exclusive States" is deleted, and the following inserted in its stead:

     "'Program Lender Exclusive States' shall mean the 50 states of the United States, the District of Columbia, and the territories of the United States."

     2.04. Subsection (i) of the definition of "Termination Date" is hereby deleted.

     2.05. Section 4 is amended by inserting after the words "GRADS bond issue" the words "or other debt issuance, including, without limitation, issuance in connection with a commercial paper conduit,".

     2.06. Section 4 is further amended by deleting the last sentence thereof.

     2.07. Section 6 is amended by deleting the first sentence and replacing it with the following:

     "Neither NCT nor Marblehead will enter into any agreement with any other financial institution or other regulated or nonregulated lender (a 'Competing Lender') to conduct a program for the origination and funding of GATE Conforming Loans that would be a 'Lender Competing Program' (as defined below) if conducted by Program Lender, with respect to any Participating Institution located in any Program Lender Exclusive State. This restriction shall not prohibit Marblehead from providing securitization services to lenders generally."

     The foregoing restated first sentence of Section 6 shall replace all of
Section 6(a), (b) and (c), as amended, and section 6 shall continue beginning with the words "Upon the occurrence of the Termination Date...." The balance of Section 6 shall remain in effect as previously amended.

     2.08.  The following sentence is added to Section 9(b):

     "NCT may, upon notice to Program Lender, include in the Participation Agreement a Rider in the form of Exhibit E-1."

     2.09. Subsection 11(e) is amended by deleting the proviso contained therein, placing a period immediately after the words "Program Lender" immediately preceding the proviso, and adding the following additional sentence:

     "The execution and delivery to Program Lender of a Co-Lender Indemnification Agreement by other participating program lenders in any securitization transaction shall be a condition precedent to any agreement of Program Lender to permit the pooling of GATE Conforming Loans originated by such other person or entity with GATE Conforming Loans originated by Program Lender in a securitization transaction."

     2.10.  The following sentence is added at the end of Section 12:

     "As a result of assignment of this Agreement to a national banking association having an office in California, GATE Conforming Loans are presently made pursuant to California law. Program Lender agrees that it will continue to originate GATE Conforming Loans in such a manner as to permit the selection of California law as governing law for purposes of Section 85 of the National Bank Act."

     2.11. Section 18 is amended by deleting the word "Arizona" and inserting the word "California."

     2.12. Section 21 is amended by deleting all references to the word "Arizona" and inserting the word "California."

     2.13.  Section 23 is deleted and replaced with the following:

     "Effective Date. The conditions on the Effective Date of this Agreement have been timely satisfied."

     2.14. The Program Manual, as most recently amended by Letter Agreement dated August 18, 1999, is further amended and shall take the form of Exhibit A attached hereto.

     2.15. The form of "Loan Subsidy Rider to Participation Agreement" attached hereto as Exhibit B is hereby adopted as Exhibit E-1 to the Umbrella Agreement.

     2.16. The Form of Loan Packaging and Funding Agreement, as most recently amended by Letter Agreement dated August 18, 1999, is further amended and shall take the form of Exhibit C attached hereto.

     2.17. Section 3 of the Umbrella Agreement is amended by adding the following:

            "Pursuant to the Program Manual, NCT may from time to time request that Program Lender waive cosigner requirements for students who are neither U.S. residents nor U.S. citizens. Program Lender will consider such waivers in its sole discretion, will grant any such waiver only in writing, and shall have the right to review and rescind any such waiver annually, prior to the issuance of a Pool Commitment Certificate with respect to the affected Participating Institution."

     2.18. The Participation Agreement attached as Exhibit E to the Umbrella Agreement is replaced with the form of Participation Agreement attached hereto as Exhibit D:

     III.   TRANSITION PROVISIONS.

     3.01. Marblehead and NCT gave notice of termination of the BKB Umbrella Agreement to BankBoston, N.A. on March 3, 2000, and they shall seek to establish an orderly and rapid transition of all duties of BankBoston, as Program Lender, to Program Lender under this Amendment. Marblehead and NCT shall vigorously enforce their rights to terminate BankBoston, N.A. as rapidly as possible. Marblehead anticipates that new loan originations by BankBoston will cease on March 31, and final disbursements of those loans will be completed on or about May 31, 2000.

     3.02. Promptly as of the Effective Date, Program Lender shall solicit all BKB Participating Institutions listed on Schedule 1 attached hereto to enter into Loan Packaging and Funding Agreements with Program Lender, and Program Lender agrees to enter into such agreements with the Participating Institutions listed on Schedule 1. In lieu of such entry into new agreements, Program Lender also agrees, upon request by Marblehead, to accept an assignment of, and assume the obligations of the rights of, Program Lender under existing Origination and Funding Agreements between BankBoston, N.A. and Participating Institutions listed on Schedule 1 attached hereto, copies of which have been provided to Program Lender, PROVIDED, HOWEVER, that Program Lender may require a new Loan Packaging and Funding Agreement with Wesleyan University and PROVIDED, FURTHER, that all such Participating Institutions listed on Schedule 1 must agree to amended documentation with Program Lender to reflect new pricing contained in this Agreement. Regardless of the form used, whether entering into new agreements or assignment of existing agreements, the obligations of Program Lender to such new Participating Institutions shall be conditioned upon the occurrence of the Loan Effective Date.

     3.03. On the Loan Effective Date, Program Lender shall issue to the Participating Institutions listed on Schedule 1 a form of Pool Commitment Certificate in the form of Schedule 2 attached hereto, pursuant to the applicable agreement with the Participating Institution. The specific entries in Schedule 2 attached hereto are proposals by Marblehead and are subject to review by Program Lender.

     3.04. Marblehead shall notify Program Lender of the Loan Effective Date as soon as possible. The Loan Effective Date shall be the day after the final termination date of the obligations of BankBoston, N.A., as Program Lender under the BKB Umbrella Agreement, but not more than 120 days after the Effective Date, and is currently scheduled for April 3, 2000.

     3.05. Program Lender acknowledges that the Participating Institutions listed on Schedule 1 attached hereto are parties to a form of Participating Agreement that differs slightly from Exhibit E to the Umbrella Agreement. Program Lender consents to the existence of such agreements. NCT covenants and agrees that it shall enter into amendments to such Participation Agreements to cause such agreements to conform to Section II.C of the form of Participation Agreement attached as Exhibit E to the Umbrella Agreement. Subject to such amendment, the existing Participation Agreements with the Participating Institutions listed on Schedule 1 shall be deemed to conform in all respects to the requirements of the Umbrella Agreement.

     3.06. The parties agree to cooperate in good faith to achieve a rapid and trouble-free transition for Participating Institutions from service under the BKB Umbrella Agreement to service under the Umbrella Agreement.

     In the event that BankBoston, N.A. fails and refuses to fulfill its contractual obligations (a) to continue funding partially disbursed GATE Conforming Loans, or (b) to hold GATE Conforming Loans and cooperate in their sale in a Securitization Transaction, Program Lender agrees (c) to purchase any outstanding GATE Conforming Loans from BankBoston, N.A. on terms satisfactory to Program Lender and NCT, (d) to resell those loans to NCT or its designee under the Note Purchase Agreement, and (e) to either continue funding partially disbursed notes or to cooperate with NCT in the origination of new notes for unfunded disbursements.

     IV.    PRICING CHANGES.

     4.01. The Note Purchase Agreement dated as of August 1, 1996, by and between NCT and Program Lender, as previously amended, is further amended to modify the definition of "Minimum Purchase Price" in Section 2.04 to read:

     "'Minimum Purchase Price' shall mean the sum of (a) all amounts [**] on account of the related GATE Notes in question, plus (b) interest accrued on the related GATE Notes at a rate equal to [**] per annum, calculated by applying such rate to the amount [**] to the Purchase Date, plus (c) an Origination Services Fee [**] for each [**] (such fee being payable [**] plus (d) a sum equal to [**]. For purposes of this section, [**] shall mean the current "Index" as computed under the GATE Note set forth at Appendix B-2 to the Program Manual (February 2000 Revision) and the [**] rate shall vary with the quarterly frequency and timing set forth in Appendix B-2.

     4.02.  The preceding Section 4.01 shall take effect upon the later of
(a) execution by all Participating Institutions of amendments to Section II(C) of the Participation Agreement to conform the same to the language set forth in Section II(C) of Exhibit D attached hereto or (b) one day after the closing of a Securitization Transaction covering loans originated from May 1999 through a date in March or April 2000.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                       BANK OF AMERICA NA

                                              By:
---------------------------                      ---------------------------
                                              Its:


                                              THE FIRST MARBLEHEAD CORPORATION

                                              By:
---------------------------                      ---------------------------
                                              Its:


                                              THE NATIONAL COLLEGIATE TRUST

                                              By:
---------------------------                      ---------------------------
                                              Its:

                         TABLE OF SCHEDULES AND EXHIBITS

Note: First Marblehead Corporation is not a party to Schedules 1 and/or 2;
      Exhibits A, B, C and/or D. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.

SCHEDULE 1 - LIST OF BKB PARTICIPATING INSTITUTIONS
SCHEDULE 2 - FORM OF POOL COMMITMENT CERTIFICATE, INCLUDING BKB PARTICIPATING
               INSTITUTIONS
EXHIBIT A - REVISED FORM OF PROGRAM MANUAL
EXHIBIT B - NEW FORM OF EXHIBIT E-1, LOAN SUBSIDY RIDER TO PARTICIPATION
              AGREEMENT
EXHIBIT C - LOAN PACKAGING AND FUNDING AGREEMENT (REVISED FORM)
EXHIBIT D - PARTICIPATING AGREEMENT (REVISED FORM)

                            FIFTH AMENDMENT TO
                            UMBRELLA AGREEMENT
                             (Bank of America)

     This Fifth Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement dated as of June 1, 1996, as amended (the "Umbrella Agreement"), the parties to which are currently Bank of America NA, a national banking association having an office located in the State of California (the "Program Lender"), The National Collegiate Trust, a Delaware business trust ("NCT"), and the First Marblehead Corporation, a Delaware corporation ("Marblehead"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Umbrella Agreement. This Fifth Amendment is dated as of August 1, 2000.

                                  RECITALS:

     A. Bank of America NA, a national bank located in Arizona ("BANA") entered into the Umbrella Agreement on June 1, 1996; and

     B. The Umbrella Agreement was amended by the First Amendment dated December 1997, a Second Amendment dated December 30, 1998, and a Third Amendment dated December 1999; and

     C. The rights and obligations of BANA were assigned to Bank of America National Trust and Savings Association ("BANTSA") by Assignment Agreement dated as of March 22, 1999, and BANTSA assumed and agreed to perform the obligations of BANA; and

     D. BANTSA subsequently merged with another financial institution, the resulting entity being known as Bank of America NA; and

     E. The Umbrella Agreement was subsequently amended by a Fourth Amendment dated as of February 1, 2000; and

     F. Program Lender, Marblehead, and NCT have agreed to permit the special participation of Stanford University in the GATE Program pursuant to a side letter dated as of August 1, 2000, among the parties to the Umbrella Agreement (the "Side Letter") and a special form of participation agreement entered into between Stanford University and NCT and dated as of August 1, 2000 (the "Stanford Participation Agreement"); and

     G. Program Lender [**] (as defined in the Loan Packaging and Funding Agreement) for Stanford University and its undergraduate students; and

     H. FMC and NCT will be unable to raise capital sufficient to equal the Minimum Purchase Price to purchase loans made under the Stanford Participation

Agreement in the absence of credit support for GATE Loans made to undergraduate students at Stanford University ("Stanford GATE Loans"); and

     I. Program Lender desires to facilitate the securitization and purchase of Stanford GATE Loans pursuant to the Note Purchase Agreement.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     1. Concurrent with the purchase, pursuant to the Note Purchase Agreement, of any Stanford GATE Loan made to an undergraduate student at Stanford University, Program Lender shall enter into a Guaranty Agreement in the form attached hereto as Exhibit A with the purchasing entity. Such Guaranty Agreement shall guaranty payment of principal and interest with respect to all of the loans subject to the guaranty, subject to a maximum liability of BA, all as more fully set forth in the Guaranty Agreement.

     2. In all other respects, the Umbrella Agreement, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date first above written.

WITNESS:                               BANK OF AMERICA NA


                                       By:  /s/ Kathy Cannon
----------------------------              ------------------------------
                                       Its: SENIOR VICE PRESIDENT



                                       THE FIRST MARBLEHEAD CORPORATION

/s/ John Niles                         By: /s/ Daniel Meyers
----------------------------              ------------------------------
John Niles                             Its: CHAIRMAN AND CEO


                                       THE NATIONAL COLLEGIATE TRUST

/s/ John Niles                         By: /s/ Daniel Meyers
----------------------------              ------------------------------
John Niles                             Its: CHAIRMAN

                                                              TABLE OF EXHIBITS

Note: First Marblehead Corporation is not a party to Exhibit A. Pursuant to
      Item 601 of Regulation S-K, this exhibit is not being filed herewith.

EXHIBIT A -- FIFTH AMENDMENT TO UMBRELLA AGREEMENT GATE LOAN PROGRAM --
             STANFORD UNIVERSITY UNDERGRAD LOAN GUARANTEE AGREEMENT (BANK OF AMERICA)

                                                                        04-22-02

                               SIXTH AMENDMENT TO
                               UMBRELLA AGREEMENT
                                (Bank of America)

     This Sixth Amendment to Umbrella Agreement ("Amendment"), amends that certain Umbrella Agreement dated as of June 1, 1996, as amended (the "Umbrella Agreement"), the parties to which are currently and Bank of America N.A., a national banking association having an office located in the State of California (the "Program Lender"), The National Collegiate Trust, a Delaware business trust ("NCT"), and The First Marblehead Corporation, a Delaware corporation ("Marblehead"). Capitalized terms used in this Amendment without definition shall have the meaning set forth in the Umbrella Agreement, as amended. This Amendment is dated as of December 31, 2000.

                                    RECITALS:

     A. The Umbrella Agreement was amended by the First Amendment dated December 1997, a Second Amendment dated December 30, 1998, a Third Amendment dated December 1999, a Fourth Amendment dated as February 1, 2000 and a Fifth Amendment dated as of August 1, 2000; and

     B. The parties desire by this Sixth Amendment to extend the term of the Umbrella Agreement.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meaning set forth in the Umbrella Agreement, as amended.

     2. AMENDMENT. The definition of "Currently Scheduled Termination Date" is hereby amended to read:

               "Currently Scheduled Termination Date" means December 31, 2002, provided, however, that such date shall automatically be extended for an additional year on such date and each anniversary thereof, unless either party shall have given notice of termination as otherwise permitted under the definition of "Termination Date," in which case the date of termination set forth in such notice shall govern.

     3. In all other respects the Umbrella Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date first above written.


WITNESS:                                 BANK OF AMERICA N.A.


/s/ [Illegible]                          By: /s/ Kathy Cannon
--------------------                         ----------------------
                                         Its: SVP


                                         THE FIRST MARBLEHEAD
                                         CORPORATION


/s/ [Illegible]                          By: /s/ Ralph James
--------------------                         ----------------------
                                         Its: President


                                         THE NATIONAL COLLEGIATE
                                         TRUST


/s/ [Illegible]                          By: /s/ [Illegible]
--------------------                         ----------------------
                                         Its:

                                        2